SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

AMPLIFY SNACK BRANDS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37530	47-1254894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West 5th Street, Suite 1350 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512.600.9893

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02. Results of Operations and Financial Condition

On August 8, 2017, Amplify Snack Brands, Inc. (“Amplify” or the “Company”) issued a press release announcing its financial results for the 13 weeks ended July 1, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2017, the Board of Directors (the “Board”) of the Company appointed Ben Clarke to the Board as a Class II director, effective as of September 1, 2017, with a term expiring at the Company’s 2020 annual meeting of stockholders.

There are no arrangements or understandings between Mr. Clarke and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Clarke that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Clarke will be entitled to receive compensation for his Board service in accordance with the Company’s standard compensation arrangements for non-employee directors, pursuant to the Company’s Non-Employee Director Compensation Policy, which was amended and restated by the Board and is being filed with this Current Report on Form 8-K as Exhibit 10.2. Additionally, in connection with Mr. Clarke’s appointment, the Company expects that the Board will award Mr. Clarke restricted stock units with a value of $200,000, with the number of restricted stock units determined by dividing the value of the award by the closing price of the Company’s common stock reported on the New York Stock Exchange on the date of grant. The Company will enter into its standard form of Indemnification Agreement with Mr. Clarke in connection with his appointment to the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Form of Indemnification Agreement

10.2	Amended and Restated Non-Employee Director Compensation Policy

99.1	Press Release, dated August 8, 2017, issued by Amplify Snack Brands, Inc.

*	Previously filed on July 16, 2015 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Amplify Snack Brands, Inc.
(Registrant)

By:	/s/ Brian Goldberg
Brian Goldberg
Chief Financial Officer

August 8, 2017

Exhibit Index

Exhibit No.	Description

10.1*	Form of Indemnification Agreement

10.2	Amended and Restated Non-Employee Director Compensation Policy

99.1	Press Release, dated August 8, 2017, issued by Amplify Snack Brands, Inc.

*	Previously filed on July 16, 2015 as Exhibit 10.1 to the Company’s Registration Statement on Form S-1.